Exhibit 99.1

Coupang Announces Results for Third Quarter 2022
Total net revenues of $5.1 billion, up 27% year over year on an FX-neutral basis
Net income of $91 million, representing record net profit
Adjusted EBITDA of $195 million, an improvement of $129 million quarter over quarter

SEATTLE, Washington and SEOUL, South Korea - (BUSINESS WIRE) November 9, 2022—Coupang, Inc. (NYSE: CPNG) today announced financial results for the third quarter ended September 30, 2022.

Q3 2022 Key Financial Highlights
•Total net revenues of $5.1 billion, up 10% YoY on a reported basis, or 27% YoY on an FX-neutral basis.
•Total gross profit was $1.2 billion, an increase of 64% YoY, and gross profit margin was 24.2%, an improvement of nearly 800 bps YoY.
•The company achieved a major milestone in the third quarter, hitting record net income of $91 million. Adjusted EBITDA was a record $195 million or 3.8% of total net revenue, a QoQ improvement of $129 million.
•Product Commerce net revenues was $4.9 billion, up 10% YoY on a reported basis, or 28% on an FX-neutral basis, nearly four times the growth rate of the Korean product e-commerce segment.
•Product Commerce adjusted EBITDA margin marked a record 4.8%, which represents a QoQ improvement of 280 bps.
•Developing Offerings recorded an adjusted EBITDA loss of $44 million.

“Our continued progress is a reflection of billions of dollars invested over the past seven years to build an unrivaled network that integrates technology, fulfillment and last-mile logistics,” said Bom Kim, founder and CEO of Coupang. “We will continue investing in process optimization and automation, including machine learning and robotics, to deliver even richer experiences and lower prices for our customers.”

“We achieved another milestone this quarter, delivering record net income of $91 million across the entire business,” said Coupang’s CFO, Gaurav Anand. “Much of the recent improvement has been the result of investments in technology, infrastructure, supply chain optimization, and process innovation. We are proud of our teams and the operational excellence that they continue to demonstrate while creating new moments of wow for our customers.”

Third Quarter 2022 Results
•Consolidated Financial Summary

	Three Months Ended September 30,
(in thousands, except net revenues per Active Customer)	2022	2021	% Change
Total net revenues	$5,101,334	$4,644,705	10%
Total net revenues growth, constant currency(1)			27%
Active Customers	17,992	16,823	7%
Total net revenues per Active Customer	$284	$276	3%
Total net revenues per Active Customer, constant currency(1)	$329		19%
Gross profit(2)	1,233,888	754,527	64%
Net income (loss)	90,679	(323,977)	NM(3)
Adjusted EBITDA(1)	194,919	(207,434)	NM(3)
•Segment Information

	Three Months Ended September 30,
(in thousands)	2022	2021	% Change
Product Commerce
Net revenues	$4,947,174	$4,481,525	10%
Net revenues growth, constant currency(1)			28%
Segment adjusted EBITDA	$239,222	$(118,235)	NM(3)
Developing Offerings
Net revenues	$154,160	$163,180	(6)%
Net revenues growth, constant currency(1)			10%
Segment adjusted EBITDA	$(44,303)	$(89,199)	(50)%
(1)Total net revenues growth, constant currency, total net revenues per Active Customer, constant currency, and adjusted EBITDA are non-GAAP financial measures as defined by the Securities and Exchange Commission (the “SEC”). See the “Non-GAAP Financial Measures” and “Reconciliations of Non-GAAP Measures” sections herein for more information regarding our use of these measures and reconciliations to the most directly comparable financial measures calculated in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”).
(2)Gross profit is calculated as total net revenues minus cost of sales.
(3)Non-meaningful

Webcast and Conference Call
Coupang, Inc. will host a conference call to discuss third quarter results on November 9, 2022 at 5:30 PM Eastern Standard Time (November 10, 2022 at 7:30 AM Korea Standard Time). A live webcast of the conference call will be available on our Investor Relations website, ir.aboutcoupang.com, and a replay of the conference call will be available for at least three months. This press release, including the reconciliations of certain non-GAAP measures to their nearest comparable U.S. GAAP measures, is also available on that site.

About Coupang
Coupang is one of the largest e-Commerce companies in Asia, with a mission to revolutionize the everyday lives of its customers and create a world where people wonder, “How did we ever live without Coupang?” Coupang offers a variety of services, including same-day and next-morning delivery of groceries and general merchandise, delivery of prepared foods through Coupang Eats, and video streaming through Coupang Play. Coupang is headquartered in the United States, with operations and support services performed in markets including South Korea, Japan, Taiwan, Singapore, and China.

Investor Contact:	Media Contact:
Coupang IR	Coupang PR
ir@coupang.com	press@coupang.com

FORWARD-LOOKING STATEMENTS

This earnings release or related management commentary may contain statements that may be deemed to be "forward-looking statements” within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended (the “Act”), that are intended to enjoy the protection of the safe harbor for forward-looking statements provided by the Act as well as protections afforded by other federal securities laws. These statements about us and our industry generally relate to future events or our financial or operating performance, business strategy and plans, and objectives of management for future operations and involve substantial risks and uncertainties. In some cases, you can identify forward-looking statements because they contain words such as “anticipate,” “believe,” “contemplate,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “potential,” “predict,” “project,” “should,” “target,” “toward,” “will,” or “would,” or the negative of these words or other similar terms or expressions that conveys uncertainty of future events or outcomes.

You should not rely on forward-looking statements as predictions of future events. We have based the forward-looking statements contained in this report on our current expectations and projections about future events and trends that we believe may affect our industry, business, financial condition, and results of operations. The outcome of the events described in these forward-looking statements is subject to risks, uncertainties, and other factors that could cause actual results to differ from the results predicted, including those more fully described in our filings with the SEC, including our Annual Report on Form 10-K for the year ended December 31, 2021 and our quarterly reports on Form 10-Q. All forward-looking statements in this earnings release or related management commentary are based on information available to Coupang and assumptions and beliefs as of the date hereof, and we disclaim any obligation to update any forward-looking statements, except as required by law. We may not actually achieve the plans, intentions, or expectations disclosed in our forward-looking statements, and you should not place undue reliance on our forward-looking statements.

Investors and others should note that we may announce material business and financial information to our investors using our investor relations website (ir.aboutcoupang.com), our filings with the SEC, webcasts, press releases, and conference calls. We use these mediums, including our website, to communicate with investors and the general public about our company, our products, and other issues. It is possible that the information that we make available on our website may be deemed to be material information. We therefore encourage investors and others interested in our company to review the information that we make available on our website.

COUPANG, INC.
CONDENSED CONSOLIDATED BALANCE SHEETS
(in thousands, except shares)
(unaudited)

	September 30, 2022	December 31, 2021
Assets
Current assets:
Cash and cash equivalents	$2,903,052	$3,487,708
Restricted cash	156,970	319,800
Accounts receivable, net	169,424	175,350
Inventories	1,406,380	1,421,501
Other current assets	292,215	232,447
Total current assets	4,928,041	5,636,806

Long-term restricted cash	192	2,839
Property and equipment, net	1,540,088	1,347,531
Operating lease right-of-use assets	1,292,486	1,374,629
Goodwill	10,121	9,739
Long-term lease deposits and other	355,733	270,290
Total assets	$8,126,661	$8,641,834
Liabilities and stockholders' equity
Current liabilities:
Accounts payable	$2,940,540	$3,442,720
Accrued expenses	248,794	304,293
Deferred revenue	129,235	93,972
Short-term borrowings	159,640	7,811
Current portion of long-term debt	2,719	341,717
Current portion of long-term operating lease obligations	278,030	287,066
Other current liabilities	270,295	266,709
Total current liabilities	4,029,253	4,744,288

Long-term debt	561,069	283,190
Long-term operating lease obligations	1,142,179	1,201,277
Defined severance benefits and other	222,194	237,122
Total liabilities	5,954,695	6,465,877

Commitments and contingencies
Stockholders' equity
Class A common stock, $0.0001 par value, 10,000,000,000 shares authorized, 1,594,140,393 and 1,579,399,667 shares issued and outstanding as of September 30, 2022 and December 31, 2021, respectively; Class B common stock, $0.0001 par value, 250,000,000 shares authorized, 174,802,990 shares issued and outstanding as of September 30, 2022 and December 31, 2021	177	175
Additional paid-in capital	8,080,618	7,874,038
Accumulated other comprehensive loss	(64,206)	(47,739)
Accumulated deficit	(5,844,623)	(5,650,517)
Total stockholders' equity	2,171,966	2,175,957
Total liabilities and stockholders' equity	$8,126,661	$8,641,834

COUPANG, INC.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(in thousands, except per share amounts)
(unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2022	2021	2022	2021
Net retail sales	$4,540,393	$4,137,136	$13,577,665	$11,938,685
Net other revenue	560,941	507,569	1,678,176	1,390,994
Total net revenues	5,101,334	4,644,705	15,255,841	13,329,679

Cost of sales	3,867,446	3,890,178	11,824,754	11,184,152
Operating, general and administrative	1,156,468	1,069,639	3,626,515	3,242,891
Total operating cost and expenses	5,023,914	4,959,817	15,451,269	14,427,043

Operating income (loss)	77,420	(315,112)	(195,428)	(1,097,364)

Interest income	15,403	2,603	26,301	5,450
Interest expense	(6,485)	(7,376)	(19,996)	(38,047)
Other income (expense), net	11,224	(4,026)	2,485	(7,479)
Income (loss) before income taxes	97,562	(323,911)	(186,638)	(1,137,440)

Income tax expense	6,883	66	7,468	171

Net income (loss)	90,679	(323,977)	(194,106)	(1,137,611)

Net income (loss) attributable to Class A and Class B common stockholders per share:
Basic and diluted	$0.05	$(0.19)	$(0.11)	$(0.87)
Weighted-average shares used in computing net income (loss) per share attributable to Class A and Class B common stockholders:
Basic	1,767,275	1,747,255	1,762,465	1,313,234
Diluted	1,790,941	1,747,255	1,762,465	1,313,234

COUPANG, INC.
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(in thousands)
(unaudited)

	Nine Months Ended September 30,
	2022	2021
Operating activities:
Net loss	$(194,106)	$(1,137,611)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation and amortization	174,063	145,866
Provision for severance benefits	124,056	100,649
Equity-based compensation	191,584	193,450
Paid-in-kind interest and accretion of discount on convertible notes	—	20,148
Inventory and fixed asset losses due to fulfillment center fire	—	284,825
Non-cash operating lease expense	231,333	187,926
Non-cash others	56,536	32,786
Change in operating assets and liabilities:
Accounts receivable, net	(39,325)	(75,958)
Inventories	(288,761)	(308,559)
Other assets	(273,554)	(182,375)
Accounts payable	163,508	561,528
Accrued expenses	(6,359)	50,604
Deferred revenue	57,993	13,015
Other liabilities	(212,005)	(94,126)
Net cash used in operating activities	(15,037)	(207,832)

Investing activities:
Purchases of property and equipment	(703,074)	(505,554)
Proceeds from sale of property and equipment	10,600	960
Other investing activities	(25,979)	(2,218)
Net cash used in investing activities	(718,453)	(506,812)

Financing activities:
Proceeds from issuance of Class A common stock upon initial public offering, net of underwriting discounts	—	3,431,277
Deferred offering costs paid	—	(11,618)
Proceeds from issuance of common stock/units, equity-based compensation plan	14,998	57,521
Proceeds from short-term borrowings and long-term debt	543,185	308,772
Repayment of short-term borrowings and long-term debt	(337,071)	(111,472)
Net short-term borrowings and other financing activities	5,377	(2,289)
Net cash provided by financing activities	226,489	3,672,191
Effect of exchange rate changes on cash and cash equivalents, and restricted cash	(243,132)	(88,842)
Net (decrease) increase in cash and cash equivalents, and restricted cash	(750,133)	2,868,705
Cash and cash equivalents, and restricted cash, as of beginning of period	3,810,347	1,401,302
Cash and cash equivalents, and restricted cash, as of end of period	$3,060,214	$4,270,007

Supplemental Financial Information
Purchases of property and equipment

	Nine Months Ended September 30,
(in thousands)	2022	2021
Purchases of land and buildings	(205,274)	(176,727)
Purchases of equipment	(497,800)	(328,827)
Total purchases of property and equipment	(703,074)	(505,554)

Key Business Metrics and Non-GAAP Financial Measures
We review the key business and financial metrics discussed below. We use these measures to evaluate our business, measure our performance, identify trends affecting our business, formulate business plans, and make strategic decisions.
Key Business Metrics
Active Customers
As of the last date of each reported period, we determine our number of Active Customers by counting the total number of individual customers who have ordered at least once directly from our apps or websites during the relevant period. A customer is anyone who has created an account on our apps or websites, identified by a unique email address. The change in Active Customers in a reported period captures both the inflow of new customers as well as the outflow of existing customers who have not made a purchase in the period. We view the number of Active Customers as a key indicator of our potential for growth in total net revenues, the reach of our network, the awareness of our brand, and the engagement of our customers.
Total Net Revenues per Active Customer
Total net revenues per Active Customer is the total net revenues generated in a period divided by the total number of Active Customers in that period. A key driver of growth is increasing the frequency and the level of spend of Active Customers who are shopping on our apps or websites. We therefore view total net revenues per Active Customer as a key indicator of engagement and retention of our customers and our success in increasing the share of wallet.

	Three Months Ended September 30,
(in thousands, except net revenues per Active Customer)	2022	2021	% Change
Active Customers	17,992	16,823	7%
Total net revenues per Active Customer	$284	$276	3%
Total net revenues per Active Customer, constant currency (YoY)	$329		19%
Total net revenues per Active Customer, constant currency (QoQ)	$301		7%
Non-GAAP Financial Measures
We report our financial results in accordance with U.S. GAAP. However, management believes that certain non-GAAP financial measures provide investors with additional useful information in evaluating our performance. These non-GAAP financial measures may be different than similarly titled measures used by other companies.

Our non-GAAP financial measures should not be considered in isolation from, or as substitutes for, financial information prepared in accordance with U.S. GAAP. Non-GAAP measures have limitations in that they do not reflect all the amounts associated with our results of operations as determined in accordance with U.S. GAAP. These measures should only be used to evaluate our results of operations in conjunction with the corresponding U.S. GAAP measures.

Constant Currency Revenue and Constant Currency Revenue Growth
The effect of currency exchange rates on our business is an important factor in understanding period-to-period comparisons. Our financial reporting currency is the U.S. dollar (“USD”) and changes in foreign exchange rates can significantly affect our reported results and consolidated trends. For example, our business generates sales predominantly in Korean Won (“KRW”), which are favorably affected as the USD weakens relative to the KRW, and unfavorably affected as the USD strengthens relative to the KRW. We use constant currency revenue and constant currency revenue growth for financial and operational decision-making and as a means to evaluate comparisons between periods. We believe the presentation of our results on a constant currency or FX-neutral basis in addition to U.S. GAAP results helps improve the ability to understand our performance because they exclude the effects of foreign currency volatility that are not indicative of our actual results of operations.

Constant currency information compares results between periods as if exchange rates had remained constant, or FX-neutral. We define constant currency revenue as total revenue excluding the effect of foreign exchange rate movements, and use it to determine the constant currency revenue growth on a comparative basis. Constant currency revenue is calculated by translating current period revenues using the prior period exchange rate. Constant currency revenue growth (as a percentage) is calculated by determining the increase in current period revenue over prior period revenue, where current period foreign currency revenue is translated using prior period exchange rates.

These results should be considered in addition to, not as a substitute for, results reported in accordance with U.S. GAAP. Results on a constant currency basis, as we present them, may not be comparable to similarly titled measures used by other companies and are not a measure of performance presented in accordance with U.S. GAAP.

Adjusted EBITDA and Adjusted EBITDA Margin
Adjusted EBITDA is defined as net income/(loss) for a period before depreciation and amortization, interest expense, interest income, income tax expense (benefit), other income (expense), net, equity-based compensation, impairments, and other items that we do not believe are reflective of our ongoing operations. Adjusted EBITDA margin is defined as adjusted EBITDA as a percentage of total net revenues. We use adjusted EBITDA and adjusted EBITDA margin as key measures to evaluate and assess our performance and allocate internal resources. We believe adjusted EBITDA and adjusted EBITDA margin are frequently used by investors and other interested parties in evaluating companies in the e-commerce industry for period-to-period comparisons as they remove the impact of certain items that are not representative of our core business, such as material non-cash items and certain variable charges. However, other companies may calculate adjusted EBITDA and adjusted EBITDA margin in a manner different from ours and therefore they may not be directly comparable to similar terms used by other companies. Adjusted EBITDA and adjusted EBITDA margin are not measures of financial performance under U.S. GAAP and should not be considered as alternatives to cash flow from operating activities or as measures of liquidity or alternatives to net income/(loss) as indicators of operating performance or any other measures of performance derived in accordance with U.S. GAAP. Adjusted EBITDA and adjusted EBITDA margin have limitations as analytical tools, and you should consider them in addition to, and not in isolation or as substitutes, for analysis of our results as reported under U.S. GAAP.

Segment Gross Profit and Segment Gross Profit Margin
During the first quarter of 2022, with our change in reporting segments, we began providing segment gross profit and segment gross profit margin. Segment gross profit is defined as gross profit for a period attributable to each respective reportable segment. Segment gross profit margin is defined as segment gross profit as a percentage of segment net revenues. We believe segment gross profit and segment gross profit margin are frequently used by investors and other interested parties in evaluating companies in the e-commerce industry for period-to-period comparisons. However, other companies may calculate segment gross profit and segment gross profit margin in a manner different from ours and therefore they may not be directly comparable to similar terms used by other companies. Segment gross profit and segment gross profit margin are not measures of financial performance under U.S. GAAP and should not be considered as alternatives to cash flow from operating activities or as measures of liquidity or alternatives to consolidated gross profit as indicators of operating performance or any other measures of performance derived in accordance with U.S. GAAP. Segment gross profit and segment gross profit margin have limitations as analytical tools, and you should consider them in addition to, and not in isolation or as substitutes for analysis of our results as reported under U.S. GAAP.

Reconciliations of Non-GAAP Measures
A reconciliation of non-GAAP guidance measures to corresponding GAAP measures is not available on a forward-looking basis without unreasonable effort due to the uncertainty of expenses that may be incurred in the future, although it is important to note that these factors could be material to Coupang’s results computed in accordance with GAAP.

The following tables present the reconciliations from each U.S. GAAP measure to its corresponding non-GAAP measure for the periods noted:

Constant Currency Revenue and Constant Currency Revenue Growth (YoY)

	Three Months Ended September 30,		Nine Months Ended September 30,
(in thousands)	2022	2021	2022	2021
Consolidated
Total net revenues	$5,101,334	$4,644,705	$15,255,841	$13,329,679
Total net revenues growth	10%	48%	14%	63%
Adjustment:
Exchange rate effect	813,279	(131,079)	1,859,955	(774,088)
Total net revenues, constant currency	$5,914,613	$4,513,626	$17,115,796	$12,555,591
Total net revenues growth, constant currency	27%	44%	28%	54%

Product Commerce
Net revenues	$4,947,174	$4,481,525	$14,760,758	$12,911,901
Net revenues growth	10%	44%	14%	59%
Adjustment:
Exchange rate effect	788,061	(125,667)	1,799,596	(749,827)
Net revenues, constant currency	$5,735,235	$4,355,858	$16,560,354	$12,162,074
Net revenues growth, constant currency	28%	40%	28%	50%

Constant Currency Revenue and Constant Currency Revenue Growth (QoQ)

	Three Months Ended September 30,
(in thousands)	2022	2021
Consolidated
Total net revenues	$5,101,334	$4,644,705
Total net revenues growth (QoQ)	1%	4%
Adjustment:
Exchange rate effect	319,953	143,563
Total net revenues, constant currency	$5,421,287	$4,788,268
Total net revenues growth, constant currency (QoQ)	8%	7%

Adjusted EBITDA and Adjusted EBITDA Margin

	Three Months Ended September 30,		Nine Months Ended September 30,
(in thousands)	2022	2021	2022	2021
Total net revenues	$5,101,334	$4,644,705	$15,255,841	$13,329,679

Net income (loss)	90,679	(323,977)	(194,106)	(1,137,611)
Net income (loss) margin	1.8%	(7.0)%	(1.3)%	(8.5)%
Adjustments:
Depreciation and amortization(1)	54,424	51,540	174,063	145,866
Interest expense	6,485	7,376	19,996	38,047
Interest income	(15,403)	(2,603)	(26,301)	(5,450)
Income tax expense	6,883	66	7,468	171
Other (income) expense, net	(11,224)	4,026	(2,485)	7,479
Equity-based compensation(2)	63,075	56,138	191,584	193,450
FC Fire losses	—	—	—	295,501
Adjusted EBITDA	$194,919	$(207,434)	$170,219	$(462,547)
Adjusted EBITDA margin	3.8%	(4.5)%	1.1%	(3.5)%
_____________
(1)Depreciation and amortization includes amounts in cost of sales of $10 million and $12 million for the three months ended September 30, 2022 and 2021, respectively, and amounts in operating, general and administrative of $45 million and $39 million for the three months ended September 30, 2022 and 2021, respectively. Some amounts may not reconcile due to rounding.
Depreciation and amortization includes amounts in cost of sales of $35 million and $35 million for the nine months ended September 30, 2022 and 2021, respectively, and amounts in operating, general and administrative of $139 million and $111 million for the nine months ended September 30, 2022 and 2021, respectively.
(2)Equity-based compensation includes amounts in cost of sales of $4 million and $3 million for the three months ended September 30, 2022 and 2021, respectively, and amounts in operating, general and administrative of $59 million and $53 million for the three months ended September 30, 2022 and 2021, respectively.
Equity-based compensation includes amounts in cost of sales of $12 million and $7 million for the nine months ended September 30, 2022 and 2021, respectively, and amounts in operating, general and administrative of $180 million and $186 million for the nine months ended September 30, 2022 and 2021, respectively.

Segment Gross Profit and Segment Gross Profit Margin

	Three Months Ended September 30,		Nine Months Ended September 30,
(in thousands)	2022	2021	2022	2021
Gross profit	$1,233,888	$754,527	$3,431,087	$2,145,527
Segment gross profit and gross profit margin:
Product Commerce	$1,217,593	$780,221	3,410,027	2,207,271
Gross profit margin	24.6%	17.4%	23.1%	17.1%
Developing Offerings	16,295	(25,694)	21,060	(61,744)
Gross profit margin	10.6%	(15.7)%	4.3%	(14.8)%